UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     September 17, 1997

                                 Moog Inc.
          (Exact name of registrant as specified in its charter)


      New York                  1-5129             16-0757636
(State or other jurisdiction  (Commission         (IRS employer
of incorporation)             file number)        identification no.)


   East Aurora, New York                          14052-0018
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (716) 652-2000


                              NONE
     (Former Name or Former Address, if changed since last report)


























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Item 8.  Change in Fiscal Year.

          On August 28, 1997, the Board of Directors of the Registrant approved a change to the Registrant's fiscal year-end from September 30 of each year to the last Saturday of each September, subject to the approval by the Registrant's lending institutions which was received on September 17, 1997. The change in the Registrant's fiscal year shall commence with the 1997 fiscal year ending September 27, 1997.


















































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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MOOG INC.
                                         (Registrant)


Date:  September 17, 1997          By: /s/ ROBERT R. BANTA
                                      Robert R. Banta
                                      Executive Vice President
                                      Chief Financial Officer










































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